Putnam
High Yield
Municipal
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

For Putnam High Yield Municipal Trust, the first and second halves of the fiscal year ended March 31, 2003, presented a study in contrasts. During the first half, the flight of many investors to the relative safety of the fixed-income market and the generally favorable performance of municipal bonds buoyed results. During the second half, sagging tax revenues resulting from a lackluster economy strained municipal budgets and had a negative impact on the municipal-bond market in general.

Your fund registered a positive return at net asset value for the full fiscal year. It underperformed its benchmark and came in slightly below its Lipper category average, largely because of its emphasis on higher-yielding lower-rated securities, whose performance in the prevailing economic and market environment lagged that of the broad municipal-bond market (details on page 7). In the following report, your fund's managers provide a discussion of the factors affecting the fund's results and present their views on prospects for the fund in the months ahead.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 21, 2003


REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* For the fiscal year ended March 31, 2003, Putnam High Yield
  Municipal Trust posted a return of 3.63% at net asset value and -1.55% at market price.

* The fund underperformed its benchmark, the Lehman Municipal Bond Index, which returned 9.89% for the year, due to differences in credit quality and maturity. Index results should be compared to fund performance at net asset value.

* The fund's performance was below that of the average fund in its Lipper Closed End Fund category, High Yield Municipal Debt Funds, which was 3.84%.

* In March 2003, the fund's dividend was reduced to $0.0385 per share. See page 5 for more information.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

In a year marked by extraordinary volatility, Putnam High Yield Municipal Trust delivered positive returns at net asset value. The fund's lower-credit quality emphasis was the primary reason its results lagged those of the Lehman Municipal Bond Index, which has a higher average credit quality and was more concentrated in intermediate-term bonds (which outperformed this year). We believe that the fund's modest underperformance versus its Lipper peer group is the result of varying exposures to industrial development bonds backed by the struggling airline industry (see page 5). In part, the market price of the fund's shares likely reflects any increase or decrease in demand for shares, which in turn reflects the relative performance of the underlying portfolio as well as broad market trends. Investors bid down the fund's market price following the dividend reduction at the end of the period.

Fund Profile

Putnam High Yield Municipal Trust seeks to provide high current income free from federal income tax by investing in higher-yielding lower-rated municipal securities. The fund invests in a nationally diversified portfolio and draws on Putnam's extensive research capabilities to help manage the additional credit risk associated with high-yield bonds. The fund may be suitable for investors seeking tax-exempt income who are willing to accept the risks associated with below-investment-grade bonds.


* MARKET OVERVIEW

The past 12 months were generally positive for the municipal-bond market. During the first half of the fiscal year, earnings disappointments, economic weakness, and allegations of corporate malfeasance caused risk-averse investors to seek the relative safety of high- quality bonds. As equity prices declined, bond prices increased.

In a dramatic shift, Treasuries and municipal bonds became much more volatile in October 2002 when investors, who were seeking higher yields, moved out of high-quality bonds, causing municipal-bond prices to fall.

Three factors contributed to negative performance in the second half of the year. First, significant declines in state and local tax revenues caused subsequent declines in credit quality. Second, several high-profile bankruptcies in the airline sector and turmoil in the electric power sector negatively affected the performance of industrial development bonds (IDBs), which comprise most of the municipal securities issued in both sectors. Finally, the municipal-bond market had an overabundance of new issue supply in 2002 and into early 2003. The California Department of Water Resources brought to market the largest issuance of municipal bonds in history. In addition, a large number of tobacco bonds (bonds issued by municipalities and secured by the settlement from class-action lawsuits against the tobacco industry) were issued, further boosting the supply. All told, over $320 billion in municipal bonds was issued in 2002 -- an all-time record. This had a dampening effect on municipal-bond prices in the second half of the year.


MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 3/31/03

Bonds

Lehman Municipal Bond Index                                       9.89%
-----------------------------------------------------------------------
Credit Suisse First Boston High Yield Index
(taxable high-yield bonds)                                        7.53%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable investment-grade bonds)     11.69%
-----------------------------------------------------------------------
Lehman Credit Index (taxable investment-grade corporate bonds)   13.45%
-----------------------------------------------------------------------

Equities

S&P 500 Index (broad equity)                                    -24.76%
-----------------------------------------------------------------------
Russell 1000 Growth Index (growth stocks)                       -26.76%
-----------------------------------------------------------------------
Russell 1000 Value Index (value stocks)                         -22.79%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the twelve months ended 3/31/03.


* STRATEGY OVERVIEW

The fund has maintained its emphasis on lower-rated securities. The team adopted a defensive strategy in anticipation of the October sell-off, but later returned to a more neutral stance by extending the fund's duration -- a measure of sensitivity to interest-rate changes. (A fund with a longer duration is more sensitive to changes in rates, whether up or down.) We have been enhancing the fund's diversification, adding A-rated hospital issues and increasing exposure to the higher-education market. The fund's exposure to revenue bonds, backed by income streams from power and water and sewer entities, was also increased. In addition, we built up holdings of New York and California bonds, expanding both the diversification in these areas and their weighting within the portfolio.

In the second half of the year, municipal-bond yields became extremely high relative to Treasury yields, offering investors almost the same yield as a comparable Treasury bond without the need to pay taxes on the income. Consequently, we executed a "cross-market" trading strategy, in which we bought 10-year municipal bonds and sold 10-year Treasury futures contracts. If interest rates rise (causing bond prices to fall), the fund could have a loss on the municipal bonds, but we believe it may more than make up for the loss with a gain on the Treasury futures contracts. If rates fall (causing bond prices to rise), the fund could have a loss on the Treasury futures contracts, but we believe it may make a greater amount on the municipal bonds. We expect the yield ratios to return to a more normal level as municipal supply moderates and demand increases in the May-June time frame.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTOR WEIGHTINGS COMPARED]

TOP INDUSTRY SECTOR WEIGHTINGS COMPARED*

                               as of 9/30/02             as of 3/31/03

Health care                       29.0%                     30.0%

Utilities                         10.6%                     16.0%

Transportation                    16.6%                     10.4%

Forest and
paper products                     8.5%                      5.5%

Housing                            5.2%                      3.9%

Footnote reads:
*This chart shows how the fund's industry sector weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


* HOW KEY HOLDINGS AND ALLOCATIONS AFFECTED PERFORMANCE

The fund's holdings in the health-care sector had a positive impact on performance during the period as the relatively stable and predictable income of health-care organizations was a haven for investors amid the stalling economy and deteriorating fundamentals of other sectors. For example, the fund benefited from owning $2 million of a bond issued by Forsyth Georgia Hospital Authority for the Baptist Medical Center in Cummings Georgia. This issue carried a coupon of 6.25%, is scheduled to mature on 10/1/2018, and was rated BBB by Moody's. The price of these bonds appreciated significantly following the sale of Baptist Medical Center to the Atlanta-based Northside Hospital. The money from the sale was used to buy U.S. Treasuries to pre-refund these bonds. The difference in the credit quality of the hospital bonds (BBB) versus U.S. Treasuries (AAA) drove the price of the bond up substantially.

The utilities sector was another area of emphasis for the fund, particularly municipally-owned utilities that have a high proportion of regulated revenues. Like hospital-backed municipal bonds, these issues are typically revenue bonds rather than general obligation bonds. We believe that some revenue bonds, which are backed by a specific income stream, offer better value than general obligation issues. The stable cash flows and attractive yields of municipal bonds backed by revenues from regulated utilities made them a compelling opportunity. These bonds were also available at attractive prices as investors -- still smarting from the impact of deregulation and the havoc it wreaked on California utilities -- had indiscriminately bid down many utility-backed bonds. During the period, the fund purchased $1.5 million of a bond issued by the California Department of Water Resources, which carried a coupon of 5.25%, was rated A3 by Moody's, and mature 5/1/2020. Management believes the income stream on these bonds is secure because it is backed by a surcharge paid by 70% of California's residents for electricity.

The fund's holdings of industrial development bonds (IDBs) -- municipal bonds backed by the credit of specific companies, particularly airlines -- detracted from results. Airlines continue to suffer from decreased travel, given the slower economy and ongoing geopolitical concerns. Several airlines entered bankruptcy proceedings during the period, including United Airlines, an obligor on one of the issues held by the portfolio. The perceived threat of bankruptcy affected the price of other airline-backed IDBs and we selectively reduced the fund's airline exposure. The balance of the fund's decrease in exposure to the transportation sector is attributable to the decline in market value of these bonds. Nevertheless, given the potential for significant upside and relatively limited downside risk at current prices, we have continued to hold some of the depressed securities rather than sell them and lock in losses. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


OF SPECIAL INTEREST

* Yields on municipal bonds have declined significantly over the course of the prolonged bond-market rally. Many issuers called bonds, refinancing debt at lower rates. A rise in default rates was a second factor that required the fund management team to reinvest at lower prevailing rates. These forces prompted a reduction of the fund's monthly distribution from $0.0435 to $0.0385 per share.


* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Paul Drury (Portfolio Leader), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Joyce Dragone and Jerome Jacobs.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 31.4%

Aa/AA -- 0.6%

A -- 13.7%

Baa/BBB -- 28.3%

Ba/BB -- 13.6%

B -- 10.0%

VMIG-1 -- 0.9%

Other -- 1.5%

Footnote reads:
*As a percentage of market value as of 3/31/03. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal-bond market is generally positive. As the world emerges on the other side of the conflict in Iraq, we believe some measure of calm may return to the financial markets. Although the risk of continued economic weakness remains, we expect business activity to pick up again, albeit at a slow pace and accompanied by continued volatility for both stock prices and interest rates. We believe municipal bonds should perform well versus other fixed-income sectors as demand builds from investors seeking respite from more volatile markets. Although the tax-free marketplace is certainly not immune to the forces that buffet other markets, it tends to be less volatile.

We believe that already strained municipal budgets will continue to be under pressure, partly due to the additional financial strain of home-front protection measures, which add to costs at a time when there is a push for tax cuts to stimulate economic growth. Historically, credit quality for state and local governments has lagged a general economic recovery by six to nine months or longer, so we expect municipal credit quality to remain fragile for some time to come. Yields on municipal bonds remain unusually high relative to taxable issues, and we expect to see a more normal configuration to be restored in time. However, we believe that the market continues to offer excellent value for investors who understand and can accept the risks. At this time, we believe a moderate level of risk has the potential to be rewarding and, as a result, we have positioned your fund accordingly.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its fiscal year, which ended March 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 3/31/03

                                                            Lipper High
                                              Lehman      Yield Municipal
                                    Market   Municipal      Debt Funds
                         NAV        price   Bond Index   category average*
-------------------------------------------------------------------------------
1 year                  3.63%      -1.55%      9.89%          3.84%
-------------------------------------------------------------------------------
5 years                14.70       -6.17      34.28          17.37
Annual average          2.78       -1.27       6.07           3.20
-------------------------------------------------------------------------------
10 years               63.20       36.53      86.77          69.12
Annual average          5.02        3.16       6.45           5.35
-------------------------------------------------------------------------------
Annual average
Life of fund
(since 5/25/89)         6.24        4.96       7.36           5.97
-------------------------------------------------------------------------------

 Performance does not reflect taxes on reinvested distributions.

*Over the 1-, 5-, and 10-year periods ended 3/31/03, there were 12, 12, and 11 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 3/31/03

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                      12
-------------------------------------------------------------------------------
Income                                                   $0.5215
-------------------------------------------------------------------------------
Capital gains 1                                             --
-------------------------------------------------------------------------------
  Total                                                  $0.5215
-------------------------------------------------------------------------------
Preferred shares                                  Series A (900 shares)
-------------------------------------------------------------------------------
Income                                                   $682.28
-------------------------------------------------------------------------------
Capital gains 1                                            --
-------------------------------------------------------------------------------
  Total                                                  $682.28
-------------------------------------------------------------------------------
Share value:                                         NAV        Market price
-------------------------------------------------------------------------------
3/31/02                                             $7.79          $7.59
-------------------------------------------------------------------------------
3/31/03                                              7.53           6.97
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                               6.14%          6.63%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                        10.00          10.80
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.6% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE INDEXES

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of taxable high-yield debt securities.

Lehman Aggregate Bond Index is an unmanaged index of taxable U.S.
fixed-income securities.

Lehman Credit Index is an unmanaged index of taxable  corporate bonds.

S&P 500 Index is an unmanaged index of common  stock performance.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam High Yield Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Municipal Trust, including the fund's portfolio, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Municipal Trust as of March 31, 2003, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                     KPMG  LLP
Boston, Massachusetts
May 5, 2003



THE FUND'S PORTFOLIO
March 31, 2003

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (0.4%)
-------------------------------------------------------------------------------------------------------------------
         $1,000,000 Butler, Indl. Dev. Board Rev. Bonds
                    (Solid Waste Disp. James River Corp.), 8s, 9/1/28                     BB+              $891,250

Arizona (5.4%)
-------------------------------------------------------------------------------------------------------------------
            500,000 AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
                    (John C. Lincoln Hlth. Network), 6 3/8s, 12/1/37                      BBB               511,875
          1,000,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A, 7 1/4s,
                    12/1/19                                                               B-/P            1,040,000
          2,500,000 Coconino Cnty., Poll. Control Rev. Bonds
                    (Tuscon/Navajo Elec. Pwr.), Ser. A, 7 1/8s, 10/1/32                   Ba3             2,575,000
                    Phoenix Civic Impt. Corp. Wtr. Syst. Rev. Bonds
          1,340,000 (Jr. Lien), FGIC, 5 1/2s, 7/1/23                                      Aaa             1,514,200
          3,260,000 FGIC, 5 1/2s, 7/1/21                                                  Aaa             3,700,100
          1,000,000 Scottsdale, G.O. Bonds (Projects 1999 & 2000), 5s,
                     7/1/24                                                               Aaa             1,023,750
          1,000,000 Yavapai Cnty. Indl. Dev. Auth. Rev. Bonds
                    (Waste Management Project), 4 5/8s, 6/1/27                            BBB             1,006,250
                                                                                                      -------------
                                                                                                         11,371,175

Arkansas (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                BB/P            2,190,000

California (7.3%)
-------------------------------------------------------------------------------------------------------------------
                    CA State Dept. of Wtr. Resources Rev. Bonds, Ser. A
          2,000,000 AMBAC, 5 1/2s, 5/1/15                                                 Aaa             2,247,500
          1,500,000 5 1/4s, 5/1/20                                                        A3              1,545,000
          1,000,000 Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
                    (No. 06-1 Eastlake Woods Area), 6.1s, 9/1/21                          BB/P            1,006,250
          2,000,000 Foothill/Eastern Corridor Agcy. Rev. Bonds
                    (CA Toll Roads), 5 3/4s, 1/15/40                                      Baa3            2,020,000
            985,000 Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s, 11/1/25               B/P               892,656
          2,000,000 Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
                    (Continental Airlines, Inc.), 9 1/4s, 8/1/24                          B+/P            1,980,000
          1,000,000 Orange Cnty., Cmnty. Fac. Dist. Rev. Bonds
                    (Ladera Ranch - No. 1), 6s, 8/15/25                                   BB/P            1,017,500
            835,000 Sunnyvale, Special Tax Rev. Bonds
                    (Cmnty. Facs. Dist. No. 1), 7 3/4s, 8/1/32                            BB-/P             809,950
          2,000,000 Vallejo, COP (Marine World Foundation), 7.2s, 2/1/26                  BBB-/P          2,055,000
          1,710,000 West Contra Costa Unified School Dist. G.O. Bonds,
                    Ser. A, MBIA, 5.7s, 2/1/21                                            AAA             1,983,600
                                                                                                      -------------
                                                                                                         15,557,456

Colorado (0.3%)
-------------------------------------------------------------------------------------------------------------------
            683,099 CO State Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.), 8 3/8s, 12/1/26 (In default) (NON)             D/P                27,324
            500,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               Ba1               516,875
                                                                                                      -------------
                                                                                                            544,199

Connecticut (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 CT State Hlth. & Edl. Fac. Auth. (Yale U.), VRDN,
                    Ser. V-2, 1.15s, 7/1/36                                               VMIG1           2,000,000

Florida (3.5%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Capital Trust Agcy. Rev. Bonds
                    (Seminole Tribe Convention), Ser. A, 10s, 10/1/33                     B/P               515,000
          1,000,000 Double Branch Cmnty. Dev. Dist. Rev. Bonds, Ser. A,
                    6.7s, 5/1/34                                                          BB-/P           1,008,750
          1,075,000 Lee Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Alliance Cmnty. Project), Ser. C, 5 1/2s, 11/15/29                   BBB-              966,156
          1,100,000 Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                    (Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25                     BB-/P           1,042,250
            600,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       Ba3               540,000
            500,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Orlando Regl. Healthcare), 5 3/4s, 12/1/32                           A2                507,500
            750,000 South Miami, Hlth. Fac. Auth. Rev. Bonds
                    (Baptist Hlth.), 5 1/4s, 11/15/33                                     Aa3               739,688
          2,000,000 St. Johns Cnty., Hlth. Care Indl. Dev. Auth. Rev. Bonds
                    (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                      B/P             1,992,500
                                                                                                      -------------
                                                                                                          7,311,844

Georgia (2.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Burke Cnty., Poll. Control Dev. Auth. FRB
                    (GA Power Co.), 4.45s, 1/1/32                                         A2              2,105,000
          2,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (Baptist Hlth. Care Syst.), 6 1/4s, 10/1/18                           AAA/P           2,430,000
          1,200,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA, 11.385s, 8/1/10                   Aaa             1,255,152
                                                                                                      -------------
                                                                                                          5,790,152

Illinois (5.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39                    Aaa             2,150,000
          1,750,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16 (In default) (NON)      D/P               153,125
          1,750,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 8.2s, 12/1/24                              Caa2              306,250
          2,500,000 IL G.O. Bonds, Ser. 1st., MBIA, 5 1/4s, 10/1/21                       Aaa             2,659,375
                    IL Hlth. Fac. Auth. Rev. Bonds
          1,180,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s,
                    7/1/20 (Prerefunded)                                                  AAA/P           1,368,800
            890,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s, 7/1/20
                    (In default) (NON)                                                    D/P               380,475
            500,000 (Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28                        A2                503,750
                    Metropolitan Pier & Exposition Auth. Rev. Bonds
                     (McCormack Place Expansion Project), MBIA
          2,000,000 5 1/4s, 6/15/42                                                       Aaa             2,067,500
          2,000,000 5s, 12/15/28                                                          Aaa             2,025,000
                                                                                                      -------------
                                                                                                         11,614,275

Indiana (3.0%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2            3,710,000
            500,000 Jasper Hosp. Auth. Rev. Bonds
                    (Memorial Hosp. Project), 5 1/2s, 11/1/32                             AA                511,250
          2,000,000 Rockport, Poll. Control Rev. Bonds
                    (Indiana-Michigan Pwr.), Ser. A, 4.9s, 6/1/25                         Baa2            2,045,000
                                                                                                      -------------
                                                                                                          6,266,250

Iowa (2.0%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives), 9 1/4s, 7/1/25                                    BBB-/P          4,165,000

Kentucky (2.3%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Boone Cnty., Poll. Control Rev. Bonds
                    (Dayton Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                     A2              4,088,640
          1,370,000 Jefferson Cnty., 1st Mtge. Rev. Bonds
                    (AHF/KY-IOWA, Inc.), 5 1/8s, 1/1/20                                   D/P               767,200
                                                                                                      -------------
                                                                                                          4,855,840

Louisiana (2.8%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Desoto Parish, Rev. Bonds (Intl. Paper Co. Project),
                    Ser. A, 5s, 10/1/12                                                   Baa2              504,375
          1,800,000 Hodge, Combined Util. Rev. Bonds
                    (Stone Container Corp.), 9s, 3/1/10                                   B/P             1,821,348
          2,150,000 LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds
                    (St. James Place), Ser. A, 8s, 11/1/25                                B-/P            2,090,875
            520,000 Plaquemines Port Harbor & Terminal Dist. Marine
                    Term Fac. Rev. Bonds (Electro-Coal-A), 5s, 9/1/07                     Baa2              499,200
          1,000,000 St. Charles Parish, Poll. Control Rev. Bonds,
                    Ser. A, 4.9s, 6/1/30                                                  Baa3            1,011,250
                                                                                                      -------------
                                                                                                          5,927,048

Maine (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Rumford Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            2,940,000

Massachusetts (6.5%)
-------------------------------------------------------------------------------------------------------------------
                    Atlas Boston Tax Exempt Rev. Bonds
          1,995,000 Ser. 99-1, 7 1/4s, 1/1/35 (acquired 11/18/99,
                    cost $1,995,000) (In default) (NON) (RES)                             D/P                29,925
            995,000 Ser. 1, 6.65s, 1/1/35 (acquired 11/18/99,
                    cost $995,000) (In default) (NON) (RES)                               D/P               676,600
          1,000,000 Boston, Indl. Dev. Fin. Auth. Rev. Bonds
                    (Springhouse, Inc.), 6s, 7/1/28                                       BB-/P             891,250
          1,450,000 MA State Dev. Fin. Agcy. Hlth. Fac. Rev. Bonds
                    (Beverly Enterprises, Inc.), 7 3/8s, 4/1/09                           B+/P            1,493,500
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,000,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B+/P            2,175,000
          1,575,000 (UMass Memorial), Ser. C, 6 1/2s, 7/1/21                              Baa2            1,630,125
            500,000 (Milford-Whitinsville Hosp.), Ser. D, 6.35s, 7/15/32                  Baa2              510,625
          1,350,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31                 A-              1,390,500
          1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27                            A1              1,030,000
          3,230,000 MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53, MBIA,
                    6.15s, 12/1/29 (SEG)                                                  Aaa             3,359,200
                    MA State Indl. Fin. Agcy. Rev. Bonds
          1,531,530 (Evanswood Bethzatha), 7.85s, 1/15/17 (In default) (NON)              D/P                 1,914
            500,000 (1st. Mtge. Brookhaven), Ser. A, 7s, 1/1/15                           BBB/P             515,625
                                                                                                      -------------
                                                                                                         13,704,264

Michigan (3.3%)
-------------------------------------------------------------------------------------------------------------------
          2,455,000 Detroit, Local Dev. Fin. Auth. Tax Increment G.O. Bonds,
                    Ser. A, 9 1/2s, 5/1/21                                                Aaa/P           2,519,296
          1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
                    (Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32                               A2              1,015,000
          1,350,000 MI State Strategic Fund Ltd. Rev. Bonds
                    (Worthington Armstrong Venture), 5 3/4s, 10/1/22                      AAA/P           1,518,750
          1,000,000 MI State Strategic Fund Resource Recvy. Rev. Bonds
                    (Central Wayne Energy Rec.), Ser. A, 7s, 7/1/27
                    (acquired 5/27/98, cost $1,000,000)
                    (In default) (NON) (RES)                                              D/P               250,000
          1,900,000 MI State Strategic Fund Solid Waste Disp. Rev. Bonds
                     (Genesee Pwr. Station), 7 1/2s, 1/1/21                               B/P             1,771,750
                                                                                                      -------------
                                                                                                          7,074,796

Minnesota (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,490,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B-/P              959,188
          1,000,000 MN State Higher Ed. Fac. Auth. Rev. Bonds
                    (The College of St. Catherine), 5s, 10/1/18                           Baa1            1,016,250
          2,000,000 Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. A, AMBAC, 5 1/4s, 1/1/16                                         Aaa             2,255,000
                                                                                                      -------------
                                                                                                          4,230,438

Missouri (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Cape Girardeau Cnty. Indl. Dev. Auth. Rev. Bonds
                    (St. Francis Med. Ctr.), Ser. A, 5 1/2s, 6/1/16                       A               1,048,750

Montana (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             2,940,000

Nebraska (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NE Investment Fin. Auth. Hosp. IFB
                    (Bishop Clarkson Memorial Hosp.), MBIA,
                    11.870s, 12/8/16                                                      Aaa             1,025,580

Nevada (3.3%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Clark Cnty., G.O. Bonds (Pk & Regl. Justice Ctr.),
                    FGIC, 5 5/8s, 11/1/19                                                 Aaa             3,871,875
          3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                         Baa2            3,069,180
                                                                                                      -------------
                                                                                                          6,941,055

New Hampshire (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                    (NH College), 6 3/8s, 1/1/27                                          BBB-            1,030,000
          1,000,000 NH State Bus. Fin. Auth. Rev. Bonds
                    (Franklin Regl. Hosp. Assn.), Ser. A, 6.05s, 9/1/29                   BB/P              856,250
          1,394,189 NH State Bus. Fin. Auth. Swr. & Solid Waste Rev. Bonds
                    (Crown Paper Co.), 7 7/8s, 7/1/26 (In default) (NON)                  D/P                 1,743
                                                                                                      -------------
                                                                                                          1,887,993

New Jersey (2.8%)
-------------------------------------------------------------------------------------------------------------------
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group)
          2,500,000 7 1/2s, 7/1/30                                                        Baa3            2,737,500
            660,000 7 3/8s, 7/1/15                                                        Baa3              727,650
            500,000 NJ State Ed. Fac. Auth. Rev. Bonds (Stevens Inst.
                    of Tech.), Ser. C, 5 1/8s, 7/1/22                                     A-                505,625
                    Tobacco Settlement Fin. Corp. Rev. Bonds
          1,500,000 7s, 6/1/41                                                            A3              1,434,375
            500,000 (Asset Backed Bonds), 6 1/8s, 6/1/42                                  A3                419,375
                                                                                                      -------------
                                                                                                          5,824,525

New York (6.2%)
-------------------------------------------------------------------------------------------------------------------
            750,000 Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
                    (Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/29                     B+/P              647,813
          1,000,000 Metropolitan Trans. Auth. Svc. Contract Rev. Bonds,
                    Ser. A , MBIA, 5 1/2s, 1/1/20                                         AAA             1,097,500
          1,000,000 NY City, G.O. Bonds, Ser. C, 5 1/4s, 8/1/11                           A2              1,072,500
          1,990,000 NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Staten Island U. Hosp. Project), Ser. A, 6 3/8s, 7/1/31              Baa3            2,039,750
          2,350,000 NY State Energy Res. & Dev. Auth. Poll. Control IFB,
                    FGIC, 12.344s, 7/1/29 (acquired 12/19/94,
                    cost, $2,453,729) (RES)                                               Aaa             2,764,188
          1,500,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           1,556,250
          1,000,000 Otsego Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Hartwick College), 5.9s, 7/1/22                                      Baa3            1,036,250
          1,000,000 Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Peconic Landing), Ser. A, 8s, 10/1/30                                B+/P            1,000,000
          1,000,000 Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Ret. Rev.
                    Bonds (Jefferson's Ferry), Ser. A, 7 1/4s, 11/1/28                    BB/P            1,036,250
            800,000 Syracuse, Indl. Dev. Agcy. Rev. Bonds
                    (1st Mtge. - Jewish Home), Ser. A, 7 3/8s, 3/1/21                     BB-/P             833,000
                                                                                                      -------------
                                                                                                         13,083,501

North Carolina (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. C, 5.3s, 1/1/15                                                  Baa3            1,556,250
                    NC State Muni. Pwr. Agcy. Rev. Bonds
          1,000,000 (No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                        Baa1            1,096,250
          1,000,000 Ser. A, 5 1/2s, 1/1/13                                                Baa1            1,092,500
                                                                                                      -------------
                                                                                                          3,745,000

North Dakota (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Grand Forks, Hlth. Care Syst. Rev. Bonds
                    (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24                     Baa1            2,185,000

Ohio (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/32                        A               1,041,250
            500,000 Dayton, Fac. Rev. Bonds (Emery Air Freight),
                    Ser. A, 5 5/8s, 2/1/18                                                BB+               383,750
          1,940,000 Erie Cnty., Ohio Hosp. Fac. Rev. Bonds
                    (Firelands Regl. Med. Ctr.), 5 5/8s, 8/15/32                          A2              1,969,100
          1,500,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,593,750
          1,000,000 OH State Rev. Bonds (General Motors Corp. Proj.),
                    5 5/8s, 3/1/15                                                        A3              1,065,000
          1,000,000 OH State Higher Ed. Fac. FRB
                    (Kenyon College Project), 4.85s, 7/1/37                               A2              1,032,500
                                                                                                      -------------
                                                                                                          7,085,350

Oklahoma (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 OK Dev. Fin. Auth. Rev. Bonds
                    (Continuing Care Retirement), Ser. A, 8s, 2/1/32                      B/P               968,750
          1,000,000 OK State Indl. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.-Oblig. Group), Ser. A, 5 3/4s, 8/15/29                   Aaa             1,086,250
                                                                                                      -------------
                                                                                                          2,055,000

Oregon (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P             911,250

Pennsylvania (12.1%)
-------------------------------------------------------------------------------------------------------------------
            985,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15                               B1              1,110,588
            965,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-              998,775
          5,000,000 Delaware Valley, Regl. Fin. Auth. Rev. Bonds,
                    Ser. C, AMBAC, 7 3/4s, 7/1/27                                         Aaa             7,175,000
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          3,250,000 (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           Baa2            3,814,688
            500,000 (Amtrak Project), Ser. A, 6 3/8s, 11/1/41                             A3                435,625
          2,000,000 PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds (Northampton Generating), Ser. A,
                    6.6s, 1/1/19                                                          BBB-            2,017,500
          2,000,000 Philadelphia, School Dist. G.O. Bonds, Ser. A, FSA,
                    5 1/2s, 2/1/31                                                        Aaa             2,127,500
          2,957,177 Philadelphia, Indl. Dev. Auth. Special Fac. Rev. Bonds
                    (U.S. Airways, Inc.), 8 1/8s, 5/1/30 (In default) (NON)               D/P                88,715
          6,800,000 Philadelphia, Regl. Port Auth. Lease Rev. Bonds
                    (Kidder Special MLD), MBIA, 6.2s, 9/1/13                              Aaa             7,055,068
            750,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P              775,313
                                                                                                      -------------
                                                                                                         25,598,772

Puerto Rico (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds
                    (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                             Baa2            1,027,500

South Carolina (1.6%)
-------------------------------------------------------------------------------------------------------------------
            600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              673,500
          3,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
                    6 3/8s, 5/15/28                                                       A3              2,722,500
                                                                                                      -------------
                                                                                                          3,396,000

Tennessee (1.8%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/33                       Baa2            2,728,125
          1,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Methodist Healthcare), 6 1/2s, 9/1/26                                Baa1            1,066,250
                                                                                                      -------------
                                                                                                          3,794,375

Texas (5.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement), 5 7/8s, 11/15/18                        BB+/P             938,750
          2,500,000 Alliance, Arpt. Auth. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            Caa2              500,000
          1,000,000 Gulf Coast Waste Disp. Rev. Bonds, Ser. A, 6.1s, 8/1/24               Baa2            1,000,000
          1,800,000 Houston, Arpt. Syst. Rev. Bonds, Ser. B, FSA,
                    5 1/2s, 7/1/30                                                        Aaa             1,881,000
          2,500,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.),
                    6s, 7/1/29                                                            Baa2            2,515,625
          3,500,000 TX State Dept. of Hsg. & Cmnty. Affairs Home
                    Mtge. IFB, Ser. C, GNMA Coll, FNMA Coll,
                    12.329s, 7/2/24                                                       AAA             4,147,500
                                                                                                      -------------
                                                                                                         10,982,875

Utah (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 Carbon Cnty., Solid Waste Disp. Rev. Bonds
                    (Laidlaw Env.), Ser. A, 7 1/2s, 2/1/10                                BB-             3,246,375
          4,000,000 Tooele Cnty., Poll. Control Rev. Bonds (Laidlaw Env.),
                    Ser. A, 7.55s, 7/1/27 (In default) (NON)                              D/P                30,000
                                                                                                      -------------
                                                                                                          3,276,375

Virginia (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Fredericksburg Indl. Dev. Auth. Rev. Bonds
                    (Medicorp Hlth. Syst.), Ser. B, 5 1/8s, 6/15/33                       A3                987,500
            400,000 6.7s, 6/1/27                                                          BB+/P             402,000
            600,000 6 1/2s, 6/1/22                                                        BB+/P             597,750
          1,000,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds, Ser. A,
                    5 1/2s, 8/15/28                                                       Baa3              648,750
                                                                                                      -------------
                                                                                                          2,636,000

Washington (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 7 1/4s, 4/1/30                            B-/P              650,000

West Virginia (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.),
                    6.1s, 5/1/29                                                          Ba3             1,915,622

Wisconsin (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Badger Tobacco Settlement Asset Securitization
                    Corp. Rev. Bonds, 6 3/8s, 6/1/32                                      A3              1,342,500
          1,600,000 WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Wheaton Franciscan), 5 3/4s, 8/15/30                                 A2              1,628,000
                                                                                                      -------------
                                                                                                          2,970,500
                                                                                                      -------------
                    Total Municipal Bonds and Notes (cost $223,769,407)                                $211,415,010

COMMON STOCKS (0.1%) (a) (cost $1,428,766)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             29,974 Tembec, Inc. (Canada) (NON)                                                            $181,377
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $225,198,173)                                              $211,596,387
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on the portfolio market value of $211,596,387.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2003 was $3,720,713 or 1.8% of portfolio market value.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2003.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and Floating Rate Bonds (FRB) are the current interest rates shown at March
      31, 2003.

      The fund had the following industry group concentrations greater than 10% at March 31, 2003 (as a percentage of portfolio market value):

          Health care              29.6%
          Utilities                16.0
          Transportation           10.4

      The fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of portfolio market value):

          MBIA                     10.7%

------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2003

                                       Aggregate Face  Expiration  Unrealized
                       Market Value        Value         Date     Depreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10yr (Short)           $11,257,750      $11,228,014     Jun-03      $(29,736)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$225,198,173) (Note 1)                                                         $211,596,387
-------------------------------------------------------------------------------------------
Cash                                                                              2,180,679
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,761,671
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      135,000
-------------------------------------------------------------------------------------------
Total assets                                                                    217,673,737

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                52,063
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               857,471
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                                6,782
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,535,862
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        364,460
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           20,596
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        23,325
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            763
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               77,940
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,939,262
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares: (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)                                 45,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                     $167,734,475

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                      $202,528,979
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (516,712)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (20,646,270)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (13,631,522)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                                    $167,734,475

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share ($167,734,475 divided by
22,267,310 shares)                                                                    $7.53
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended March 31, 2003
Interest income:                                                                $14,148,586
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,526,192
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      186,947
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,548
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,522
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              121,725
-------------------------------------------------------------------------------------------
Other                                                                               161,914
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,018,848
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (30,079)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,988,769
-------------------------------------------------------------------------------------------
Net investment income                                                            12,159,817
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (2,586,287)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (289,461)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and futures contracts during the year                                            (2,874,667)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (5,750,415)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $6,409,402
-------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
From tax exempt income                                                             (614,056)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                                $5,795,346
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended March 31
                                                                     ----------------------------------
                                                                             2003                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $12,159,817           $13,613,783
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (2,875,748)             (335,971)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (2,874,667)           (9,819,858)
-------------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                   (614,056)             (998,602)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                       5,795,346             2,459,352
-------------------------------------------------------------------------------------------------------
Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                (11,609,228)          (12,005,800)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection
with reinvestment of distributions                                        141,946               338,781
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (5,671,936)           (9,207,667)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     173,406,411           182,614,078
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment
income of $516,712 and $453,084, respectively)                       $167,734,475          $173,406,411
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                         22,249,306            22,207,810
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
distributions                                                              18,004                41,496
-------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                               22,267,310            22,249,306
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of year                                                                   900                   900
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                             Year ended March 31
-------------------------------------------------------------------------------------------------------------------
                                                2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                $7.79        $8.22        $8.18        $9.14        $9.28
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income                            .55          .61          .63          .68          .71
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                      (.26)        (.46)         .06         (.95)        (.09)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations:                .29          .15          .69         (.27)         .62
-------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income                      (.03)        (.04)        (.08)        (.07)        (.07)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations:
(applicable to common shareholders)              .26          .11          .61         (.34)         .55
-------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income                      (.52)        (.54)        (.57)        (.62)        (.69)
-------------------------------------------------------------------------------------------------------------------
Total distributions                             (.52)        (.54)        (.57)        (.62)        (.69)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                $7.53        $7.79        $8.22        $8.18        $9.14
-------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                                $6.97        $7.59        $8.22        $7.25       $10.94
-------------------------------------------------------------------------------------------------------------------
Total return at market value (%)
(common shares) (a)                            (1.55)       (1.23)       21.63       (28.75)       11.35
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)              $167,734     $173,406     $182,614     $181,352     $201,679
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                    1.17         1.15         1.14         1.19         1.14
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                    6.70         7.04         6.74         7.09         6.90
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         34.56        18.38        12.30        16.17         6.92
-------------------------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment.

  (b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

  (c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2003

Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's manager, Putnam Investment Management, LLC, ("Putnam Management"), an indirect wholly owned subsidiary of Putnam, LLC, believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2003, the fund had a capital loss carryover of approximately $17,881,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    --------------
    $1,309,000    March 31, 2004
     7,979,000    March 31, 2006
     3,861,000    March 31, 2007
     1,445,000    March 31, 2008
     1,743,000    March 31, 2009
       865,000    March 31, 2010
       679,000    March 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending March 31, 2004 approximately $2,336,000 of losses recognized during the period November 1, 2002 to March 31, 2003.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on March 31, 2003 was 1.10%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, and straddle loss deferrals. For the year ended March 31, 2003, the fund reclassified $161 to increase distributions in excess of net investment income and $3,134,147 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $3,134,308.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                              $9,770,474
Unrealized depreciation                             (23,366,903)
                                           --------------------
Net unrealized depreciation                         (13,596,429)
Undistributed tax-exempt income                         765,086
Capital loss carryforward                            17,881,022
Post October loss                                     2,336,132

Cost for federal income
tax purposes                                       $225,192,816

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rates of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended March 31, 2003, the fund's expenses were reduced by $30,079 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $692 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended March 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $89,300,090 and $72,049,198, respectively. There were no purchases and sales of U.S. government obligations. Purchases and sales of short-term municipal obligations aggregated $70,995,000 and $85,445,000, respectively.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At March 31, 2003, no such restrictions have been placed on the fund.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


RESULTS OF OCTOBER 3, 2002 SHAREHOLDER MEETING
(Unaudited)


An annual meeting of shareholders of the fund was held on October 3, 2002. At the meeting, each of the nominees for Trustees was elected, as follows:
                                            Common Shares
                                                           Votes
                                       Votes for         withheld

Jameson Adkins Baxter                 19,027,891          706,853
Charles B. Curtis                     19,028,291          706,453
Ronald J. Jackson                     19,025,691          709,053
Paul L. Joskow                        19,028,691          706,053
Elizabeth T. Kennan                   19,024,987          709,757
Lawrence J. Lasser                    19,028,191          706,553
John H. Mullin III                    19,028,691          706,053
George Putnam, III                    19,028,191          706,553
A.J.C. Smith                          19,028,549          706,195
W. Thomas Stephens                    19,028,691          706,053
W. Nicholas Thorndike                 19,028,144          706,600

                                           Preferred Shares
                                                           Votes
                                       Votes for         withheld

Jameson Adkins Baxter                     878               20
Charles B. Curtis                         878               20
John A. Hill                              878               20
Ronald J. Jackson                         878               20
Paul L. Joskow                            878               20
Elizabeth T. Kennan                       878               20
Lawrence J. Lasser                        878               20
John H. Mullin III                        878               20
Robert E. Patterson                       878               20
George Putnam, III                        878               20
A.J.C. Smith                              878               20
W. Thomas Stephens                        878               20
W. Nicholas Thorndike                     878               20



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a consulting and             digital imaging firm), Ryerson Tull,
                                   private investments           Inc. (a steel service corporation),
                                   firm)                         Advocate Health Care, and the
                                                                 National Center for Nonprofit Boards.
                                                                 Chairman Emeritus of the Board of
                                                                 Trustees, Mount Holyoke College.
                                                                 Until 2002, Mrs. Baxter was a
                                                                 director of Intermatic Corporation,
                                                                 a manufacturer of energy control
                                                                 products. Also held various positions
                                                                 in investment banking and corporate
                                                                 finance, including Vice President and
                                                                 principal of the Regency Group and
                                                                 Vice President and consultant to First
                                                                 Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations and the Trustee Advisory
                                   Nuclear Threat                Council of the Applied Physics
                                   Initiative (a private         Laboratory at Johns Hopkins
                                   foundation dealing            University. Until 2003, Mr. Curtis
                                   with national security        was a member of the Electric Power
                                   issues), also serves as       Research Institute Advisory Council,
                                   Senior Advisor to the         and the University of Chicago Board
                                   United Nations                of Governors for Argonne National
                                   Foundation                    Laboratory. Prior to 2002, Mr. Curtis
                                                                 was a member of the Board of
                                                                 Directors of the Gas Technology
                                                                 Institute and the Board of Directors
                                                                 of the Environment and Natural
                                                                 Resources Program Steering
                                                                 Committee, John F. Kennedy School
                                                                 of Government, Harvard University.
                                                                 Until 2001, Mr. Curtis was a Member
                                                                 of the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support).
                                                                 Prior to May 1997, Mr. Curtis was
                                                                 Deputy Secretary of Energy. He
                                                                 served as Chairman of the Federal
                                                                 Energy Regulatory Commission from
                                                                 1977 to 1987 and has held positions
                                                                 on the staff of the U.S. House of
                                                                 Representatives, the U.S. Treasury
                                                                 Department, and the Securities and
                                                                 Exchange Commission. Mr. Curtis is
                                                                 also a lawyer with over 15 years
                                                                 of experience.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions with
                                                                 several advisory firms and various
                                                                 positions with the federal government,
                                                                 including Associate Director of the
                                                                 Office of Manage ment and Budget
                                                                 and Deputy Director of the Federal
                                                                 Energy Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-Rite,
                                                                 Inc. and Kenner Parker Toys. Also
                                                                 held financial and marketing positions
                                                                 with General Mills, Parker Brothers,
                                                                 and Talbots. President of the
                                                                 Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust). Member
                                                                 of the Board of Overseers of WGBH
                                                                 (public television and radio). Member
                                                                 of the Board of Overseers of the
                                                                 Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read & Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, L.P. and          Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Xcel Energy Incorporated
(9/2/42),                                                        (public utility company), TransCanada
Trustee since 1997                                               Pipelines, Norske Canada, Inc.
                                                                 (paper manufacturer), and Qwest
                                                                 Communications (communications
                                                                 company). Until 2003, Mr. Stephens
                                                                 was a Director of Mail-Well, a
                                                                 printing and envelope company.
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable organizations,     General Hospital. Prior to
                                   including Courier             September 2000, April 2000, and
                                   Corporation (a book           December 2001, Mr. Thorndike was
                                   manufacturer and              a Director of Bradley Real Estate,
                                   publisher) and                Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of St. Mark's
President since 2000               financial advisory and        School, and Trustee of Shore
                                   other research services       Country Day School. Until 2002,
                                   relating to bankrupt and      Mr. Putnam was a Trustee of the
                                   distressed companies)         SEA Education Association.
                                   and New Generation            Previously, Mr. Putnam was an
                                   Advisers, Inc.                attorney with the firm of Dechert
                                   (a registered                 Price & Rhoads.
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of March 31, 2003, there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith
  serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management.

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to July 1998, Managing Director,
                                                                 Swiss Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58), Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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